FIFTH AMENDMENT TO LOAN AGREEMENT

This FIFTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of May 24, 2017, by  and  between  DEL  FRISCO’S  RESTAURANT  GROUP, INC., a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association (the “Lender”), and acknowledged and agreed to by each Guarantor.

W I T N E S S E T H:

WHEREAS, the Lender and the Borrower previously entered into that certain Loan Agreement dated as of October 15, 2012 (as has been and may be amended, restated, supplemented, modified or replaced from time to time, the “Loan Agreement”) pursuant to  which the Lender agreed to make certain Loans to the Borrower as described therein; and

WHEREAS, the Borrower has requested that certain terms of the Loan Agreement be amended in the manner set forth herein, and the Lender, subject to the terms and conditions contained herein, has agreed to such amendments, to be effective as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2. Amendments to the Loan Agreement. Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 6 herein, the Loan Agreement is hereby amended as follows:

(a) The following definition is hereby added to Section 1.01 of the Loan Agreement, in proper alphabetical order thereto:

“Fifth Amendment Effective Date” means the effective date of that certain Fifth Amendment to Loan Agreement, by and among Borrower and Lender, and acknowledged and agreed to by each Guarantor.

(b) Section 1.08 of the Loan Agreement is hereby amended to add new subsections (d) and (e) thereto, immediately following subsection (c) thereof, to read in their entirety as follows:

(d) For the fiscal quarter of Borrower ending on each of March 31, 2017, June 30, 2017, September 30, 2017, and December 31, 2017, Adjusted EBITDA shall be increased by an amount equal to the project consulting fees paid by Borrower directly or indirectly relative to the Bain Consulting project during such fiscal quarter and which reduced net income for such fiscal quarter; provided that the aggregate sum of such amounts added to Adjusted EBITDA shall not exceed $4,000,000; and

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(e) for any period of four consecutive fiscal quarters during the term  of this Agreement, (i) restructuring or reorganization severance expenses and (ii) lease termination and closing costs may, in each case, be added to Adjusted EBITDA; provided that the aggregate sum of all such amounts added to Adjusted EBITDA  in  any  period  of  four  consecutive  fiscal  quarters  shall  not   exceed

$2,000,000.

(c) Section 2.01(d)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i)      Provided there exists no Default or Event of Default, upon notice    to Lender, Borrower may, at any time after the Fifth Amendment Effective Date, request an increase in the Revolving Credit Commitment by an amount (for all such requests) not exceeding $20,000,000.00; provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000.00 or a whole multiple of $5,000,000.00 in excess thereof, (ii) Borrower may make a maximum of four such requests, and (iii) each such notice must be received by Lender not less than ten Business Days prior to the proposed effective date of such increase.

3. Consent of Guarantors. Each Guarantor hereby consents, acknowledges  and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Loan Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lender that after giving effect to this Amendment:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of such parties, enforceable against such parties in accordance with its terms; and

(c) No Default or Event of Default under the Loan Agreement or under any other Loan Document exists.

Fifth Amendment to Loan Agreement - 2  -

Fifth Amendment to Loan Agreement - 2  -

6. Conditions to Effectiveness. This Amendment shall not be effective until the following conditions precedent have been satisfied:

(a) the Lender shall have received, in form and substance satisfactory to the Lender, each of the following:

(i) counterparts of this Amendment executed by the Borrower, the Lender and each Guarantor;

(ii) such other documents, instruments and certificates as reasonably requested by the Lender;

(b) the Lender shall have received payment or evidence of payment of all fees and expenses owed by the Borrower to the Lender including, without limitation, the reasonable fees and expenses of Winstead PC, counsel to the Lender;

(c) the Lender shall have received evidence, in form and substance reasonably satisfactory to the Lender, that all actions required to be taken by the Borrower and each other Loan Party in connection with the transactions contemplated by this Amendment have been taken;

(d) the representations and warranties contained in the Loan Agreement and in each other Loan Document shall be true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

(e) no Default or Event of Default under the Loan Agreement or under any other Loan Document exists.

Upon the satisfaction of the conditions set forth in this Section 6, this Amendment shall be effective as of the date hereof.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original (including electronic copies) but all of which together shall constitute one and the same instrument.

8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas.

9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the obligations of the Borrower and the Guarantors under the Loan Agreement and each other Loan Document and is not intended to constitute a novation of the Loan  Agreement  or  any  other  Loan  Document.     All  of  the  indebtedness,  liabilities     and

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Fifth Amendment to Loan Agreement - 4  -

obligations owing by the Borrower and the Guarantors under the Loan Agreement and the other Loan Documents shall continue.

11. Expenses. The Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, and agent for the Lender) incurred before or after the date hereof by the Lender and its affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents.

12. Entire Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank. Signature page follows.]

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Fifth Amendment to Loan Agreement - 5  -

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

DEL FRISCO’S RESTAURANT GROUP, INC.

/s/ Thomas J. Pennison, Jr.___________

By: Thomas J. Pennison, Jr.

Treasurer

LENDER:

JPMORGAN CHASE BANK, N.A.

/s/ Doug K. Eller___________________

By: Douglas K. Eller

Relationship Executive

Fifth Amendment to Loan Agreement – Signature Page

Fifth Amendment to Loan Agreement – Signature Page

REAFFIRMATION OF GUARANTY

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of its respective guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its respective guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its respective guaranty.

CENTER CUT HOSPITALITY, INC. LONE STAR FINANCE, LLC SULLIVAN’S OF ALASKA, INC. SULLIVAN’S OF ARIZONA, INC. CALIFORNIA SULLIVAN’S, INC. DEL FRISCO’S OF COLORADO, INC.

DEL FRISCO’S GRILLE OF TEXAS, LLC SULLIVAN’S OF ILLINOIS, INC. SULLIVAN’S OF INDIANA, INC. SULLIVAN’S OF KANSAS, INC. LOUISIANA STEAKHOUSE, INC. SULLIVAN’S OF BALTIMORE, INC. DEL FRISCO’S OF BOSTON, LLC SULLIVAN’S RESTAURANTS OF NEBRASKA, INC.

DEL FRISCO’S OF NEVADA, INC. DEL FRISCO’S OF NEW YORK, LLC

DEL FRISCO’S GRILLE OF NEW YORK, LLC SULLIVAN’S OF NORTH CAROLINA, INC. NORTH PHILADELPHIA SULLIVAN’S, INC. DEL FRISCO’S OF PHILADELPHIA, INC. DEL FRISCO’S OF WASHINGTON DC, LLC DEL FRISCO’S OF FLORIDA, LLC

ROMO HOLDING, LLC

DEL FRISCO’S OF TEXAS, LLC

/s/ Thomas J. Pennison, Jr._____

By: Thomas J. Pennison, Jr.

Treasurer

SULLIVAN’S – AUSTIN, L.P. DEL FRISCO – DALLAS, L.P.

DEL FRISCO – FORT WORTH, L.P.

By:  ROMO HOLDING, LLC,

its sole general partner

/s/ Thomas J. Pennison, Jr._____

By: Thomas J. Pennison, Jr.

Treasurer

Fifth Amendment to Loan Agreement – Signature Page

Fifth Amendment to Loan Agreement – Signature Page